Exhibit 10.4

                             TECO ENERGY GROUP
                   SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                           FOR TIMOTHY L. GUZZLE


                              First Amendment


     The TECO Energy Group Supplemental Executive Retirement Plan for Timothy L. Guzzle, is hereby amended as follows effective as of October 1, 1994:

     1.   Section 2.1 is amended in its entirety to read as follows:

          2.1 Annual earnings will have the same meaning as in the retirement plan, except that the same will be determined without regard to (a) any dollar limitation on such annual earnings that may be imposed under the retirement plan or (b) any reduction in taxable income as a result of voluntary salary reduction deferrals under the TECO Energy Group Retirement Savings Excess Benefit Plan.

          EXECUTED as of the date set forth above.

                                   TECO ENERGY, INC.



                                   By: /s/ G. F. Anderson























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